Exhibit 10.24

INGERSOLL-RAND COMPANY

ELECTED OFFICERS SUPPLEMENTAL PROGRAM

(As Amended and Restated Effective January 1, 2003, including Amendments through June 2, 2004)

Introduction

Ingersoll-Rand Company (the "Company") adopted the Ingersoll-Rand Company Elected Officers Supplemental Program (the "Program") effective June 30, 1995 to provide retirement benefits to certain individuals employed by the Company in addition to the benefits provided from other qualified and non‑qualified plans maintained by the Company.  This amendment and restatement of the Program is effective as of January 1, 2003 including amendments through June 2, 2004 and supersedes the prior provisions of the Program.

The Program is intended to be treated as a plan which is unfunded and maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees within the meaning of the Employee Retirement Income Security Act of 1974, as amended.

Generally, the provisions of the Program as set forth herein shall apply only to an Employee who terminates employment on or after January 1, 2003.  The rights and benefits, if any, of an Employee who terminated employment prior to January 1, 2003 shall be determined in accordance with the provisions of the Program in effect on the date he terminated employment.

INGERSOLL-RAND COMPANY
ELECTED OFFICERS SUPPLEMENTAL PROGRAM

TABLE OF CONTENTS

                                                                                                                                                                                Page

INTRODUCTION                                                                                                                                                     i

ARTICLE 1 ‑ DEFINITIONS

1.1                 Actuarial Equivalent                                                                                                                                1
1.2                 Board                                                                                                                                                     1
1.3                 Change in Control                                                                                                                                   1
1.4                 Company                                                                                                                                                1
1.5                 Committee                                                                                                                                              1
1.6                 Deferral Plan                                                                                                                                           1
1.7                 Effective Time                                                                                                                                         1
1.8                 Elected Officer                                                                                                                                        1
1.9                 Employee                                                                                                                                                1
1.10               Estate Program                                                                                                                                        1
1.11               Final Average Pay                                                                                                                                   1
1.12               Merger Agreement                                                                                                                                  2
1.13               Pension Plan                                                                                                                                            2
1.14               Program                                                                                                                                                  2
1.15               Year of Service                                                                                                                                       2

ARTICLE 2 - PARTICIPATION

2.1                   Commencement of Participation                                                                                                             3
2.2                   Duration of Participation                                                                                                                         3

ARTICLE 3 ‑ AMOUNT OF BENEFIT

3.1                   Amount of Benefit                                                                                                                                  4

ARTICLE 4 ‑ VESTING

4.1                   Vesting                                                                                                                                                   5
4.2                   Forfeiture for Cause                                                                                                                                5

INGERSOLL-RAND COMPANY

TABLE OF CONTENTS (cont.)

                                                                                                                                                                                       Page

ARTICLE 5 ‑ DISTRIBUTIONS

5.1                  Retirement                                                                                                                                                  6
5.2                  Form of Distribution                                                                                                                                    7
5.3                  Disability                                                                                                                                                     8
5.4                  Death                                                                                                                                                          9
5.5                  Payment of Benefits                                                                                                                                     9

ARTICLE 6 ‑ FUNDING

6.1                  Funding                                                                                                                                                      10
6.2                  Company Obligation                                                                                                                                   10

ARTICLE 7 ‑ CHANGE IN CONTROL

7.1                   Contributions to Trust                                                                                                                                  11
7.2                   Amendments                                                                                                                                               11

ARTICLE 8 ‑ MISCELLANEOUS

8.1                  Amendment and Termination                                                                                                                        12
8.2                  No Contract of Employment                                                                                                                         12
8.3                  Withholding                                                                                                                                                  12
8.4                  Loans                                                                                                                                                           12
8.5                  Compensation and Nominating Committee                                                                                                    12
8.6                  Entire Agreement; Successors                                                                                                                       13
8.7                  Severability                                                                                                                                                   13
8.8                  Governing Law                                                                                                                                             13
8.9                  Participant as General Creditor                                                                                                                      13

8.10                Nonassignability                                                                                                                                            13

APPENDIX A                                                                                                                                                                    15

ARTICLE 1

DEFINITIONS

1.1            "Actuarial Equivalent" means an amount having equal value to a single life annuity when computed on the basis of the mortality table specified in IRS Revenue Ruling 2001-62 and an interest rate equal to the average of the monthly rates for ten-year Constant
                   Maturities for US Treasury Securities for the twelve-month period immediately preceding the month prior to the month in which a determination of benefit occurs, such rate as published in Federal Reserve statistical release H.15(519).

1.2            "Board" means the Board of Directors of Ingersoll-Rand Company.

1.3            "Change in Control" shall have the same meaning as such term is defined in the most recent Company Incentive Stock Plan, unless a different definition is used for purposes of a change in control event in any severance or employment agreement between an Employer and an Employee, in which event as to such Employee such definition shall apply.  Notwithstanding any other provision in this Program to the contrary, none of the transactions contemplated by the Merger Agreement that are undertaken by (i) Ingersoll-Rand Company or its affiliates prior to or as of the Effective Time or (ii) Ingersoll-Rand Company Limited or its affiliates on and after the Effective
                   Time, shall trigger, constitute or be deemed a Change in Control.  On and after the Effective Time, the term Change in Control shall refer solely to a Change in Control of Ingersoll-Rand Company Limited.

1.4            "Company" means Ingersoll-Rand Company, and its successors or assigns.

1.5            "Committee" means the Compensation Committee of Ingersoll-Rand Company Limited.

1.6            "Deferral Plan" means the IR Executive Deferred Compensation Plan.

1.7            "Effective Time" means the Effective Time as such term is defined in the Merger Agreement.

1.8            "Elected Officer" means an individual elected by the Board as an officer of the Company.

1.9            "Employee" means an individual eligible to participate in the Program as provided in Section 2.1.

1.10          "Estate Program" means the Ingersoll-Rand Company Estate Enhancement Program.

1.11          "Final Average Pay" means, except as provided in Section 5.3 for purposes of disability, the sum of the following:

    (a)        the average of each of the five highest bonus awards (whether the awards are paid to the Employee, or are a Deferral
                Amount (as such term is defined in the Deferral Plan) or the Employee has elected to forego a bonus award pursuant to the
                Estate Program) during the six most recent calendar years, including the year during which the Employee's retirement or death occurs, or a Change in Control occurs, but excluding Supplemental Contributions (as such term is defined in the
                Deferral Plan) or any amounts paid from the Deferred Compensation Account (as such term is defined in the Deferral Plan)
                or any other account under the Deferral Plan including, but not limited to, amounts paid consisting of Deferral Amounts and
                Supplemental Contributions and their earnings, and any amounts paid by the Company pursuant to the Estate Program, and

                (b)     the Employee's annualized base salary in effect immediately prior to the date of determination (whether such base salary is paid to the Employee or is a Deferral Amount (as such term is defined in the Deferral Plan)).

1.12           "Merger Agreement" means that certain Agreement and Plan of Merger among the Company, Ingersoll-Rand Company Limited, and IR Merger Corporation dated as of October 31, 2001, pursuant to which the Company will become an indirect wholly-owned subsidiary of Ingersoll-Rand Company Limited.

1.13            "Pension Plan" means Ingersoll-Rand Pension Plan Number One as in effect on January 1, 2003 and as amended from time to time.

1.14            "Program" means the Ingersoll-Rand Company Elected Officers Supplemental Program as stated herein and as may be amended from time to time.

1.15             "Year of Service" shall be determined in accordance with the provisions of the qualified defined benefit pension plan(s) (as defined below) in which an individual participates while an Employee that are applicable to determining years of vesting service under such plan.  For purposes of this Section a qualified defined benefit pension plan means a plan (a) sponsored by the Company, any domestic entity in which the Company owns (directly or indirectly) a 50% or more interest, or any other entity designated by the
                      Company and (b) which is defined in Section 414(j) of the Internal Revenue Code of 1986, as amended.  Notwithstanding any provision of the Program to the contrary, in the event an Employee earns one or more hours of service during a calendar year, he shall be credited with a Year of Service with respect to such year for purposes of the Program.

                     Whenever the word "he", "his," or "him" is used in the Program, such word is intended to embrace within its purview the word "she"
                     or "her", as may be appropriate.

ARTICLE 2

PARTICIPATION

2.1            Commencement of Participation

                An individual employed by the Company shall commence participation in the Program upon (a) becoming an Elected Officer of the
                Company and (b) being approved for participation by the Committee.

2.2            Duration of Participation

                An Employee shall continue to participate in the Program until the earlier of his termination of employment, death, or election to waive the benefit provided under the Program.

ARTICLE 3

AMOUNT OF BENEFIT

3.1            Amount of Benefit

                Unless the Program has been modified pursuant to a written agreement between the Company and an Employee as described in Section
                8.6, an Employee shall be entitled to receive a benefit under the Program equal to (a) minus (b) minus (c) below:

                (a)          the product of:

                                (i)                 his Final Average Pay,

                                (ii)                his Years of Service (up to a maximum of 35 Years of Service),

                                (iii)               1.9%, and

                                (iv)              a factor, as of the Employee's date of retirement, used to determine the lump sum that is the Actuarial Equivalent

                (b)   the amount set forth in Appendix A as attached hereto

                (c)   the benefit he would be entitled to receive under Section 5.2 of the Program but for his election to forego such benefit pursuant to the Estate Program.

ARTICLE 4

VESTING

4.1           Vesting

                 Prior to June 2, 2004, an Employee shall become vested in the benefit provided under the Program upon the earlier of (i) the attainment of age 55 and the completion of 15 Years of Service, (ii) the attainment of age 62, (iii) death, or (iv) a Change in Control.

                Effective June 2, 2004, an Employee shall become vested in the benefit provided under the Program upon the earlier of (i) the attainment of age 55 and the completion of 5 Years of Service, (ii) the attainment of age 62, (iii) death, or (iv) a Change in Control.

4.2           Forfeiture for Cause

                All benefits for which an Employee would otherwise be eligible hereunder may be forfeited, at the discretion of the Committee, prior to the occurrence of a Change in Control under the following circumstances:

                (a)        The Employee is discharged by the Company for cause, which shall be a breach of the standards set forth in the Ingersoll-Rand
                             Company Code of Conduct; or

                (b)        Determination by the Committee no later than 12 months after termination of employment that the Employee has engaged in serious or willful misconduct in connection with his employment with the Company; or

                (c)        The Employee (whether while employed or for two years thereafter) without the written consent of the Company is employed by, becomes associated with, renders service to, or owns an interest in any business that is competitive with the Company or with any business in which the Company has a substantial interest as determined by the Committee; provided, however, that an
                             Employee may own up to 1% of the publicly traded equity securities of any business, notwithstanding the foregoing.

ARTICLE 5

DISTRIBUTIONS

5.1            Retirement

                Employee retirement distributions under the Program shall be as follows:

                (a)         Normal Retirement ‑ An Employee shall retire and receive the benefit under Section 3.1 upon attaining age 62, provided that the Chief Executive Officer of the Company (or in the case of the Chief Executive Officer, the Board) may request an
                             Employee to remain in the employ of the Company after the Employee has attained age 62.

                (b)        Early Retirement ‑ An Employee may retire under the Program at any time after he becomes vested in accordance with Section                             4.1.  In the event he retires before age 62, he will receive a benefit under the Program in accordance with Section 5.5.  Such benefit shall be equal to the benefit he would have received at age 62 under Section 3.1, provided however that:

                                   (i)    the amount determined under Section 3.1(a) shall be reduced by 0.429% for each month that the benefit commences prior to age 62,

                                   (ii)    the benefit offset amount derived from defined benefit plans, as identified in Appendix A and as adjusted for retirement at the earliest date on which the Employee may retire and begin receiving a benefit under such defined benefit plans and as further adjusted, if necessary, to the Actuarial Equivalent of the benefit payable on the date benefits under the Program commence, shall be as determined under the applicable plans irrespective of whether the
                                           Employee elects to receive a benefit under such plans, and

                                  (iii)    for years prior to Social Security normal retirement age, the Social Security Primary Insurance Amount (as defined in
                                          Appendix A) shall be reduced by the same factors used by the Social Security Administration to adjust benefits payable at age 62 or later, and by .3% for each month that benefits under the Program commence prior to age 62.

                (c)        Late Retirement ‑ If an Employee retires after age 62 as provided under (a) above, he will receive a benefit equal to the greater of:

                                  (i)    the benefit determined under Section 3.1 as of his date of retirement, or

                                  (ii)   the benefit he would have received had he retired at age 62, credited with interest from the date he attained age 62 until his date of retirement. For purposes of this subsection (ii), the interest rate will be equal to the average of the monthly rates for ten-year Constant Maturities for US Treasury Securities for the twelve-month period immediately preceding the month prior to the month in which a determination of benefit occurs, such rate as published in Federal Reserve statistical release H.15(519).

5.2       Form of Distribution

            (a)        Unless the Employee elects to make a deferral under subsection (b) below benefits under the Program shall be payable solely in a single lump sum as determined under Section 3.1 as of his date of retirement.  The lump sum amount, determined as of the date of the Employee's retirement, shall be the Actuarial Equivalent of the benefit under Section 3.1 adjusted, if applicable, to reflect the provisions of Section 5.1.  Prior to May 29, 2003, the lump sum distribution determined under this Section 5.2 shall be credited with interest at a rate equal to the rate of return earned by the Money Market Portfolio of the Ingersoll-Rand Company Employee
                         Savings Plan from the Employee's date of retirement until the date of distribution.  Effective May 29, 2003, the lump sum distribution determined under this Section 5.2 shall be credited with interest at a rate equal to the average of the monthly rates for ten-year Constant Maturities for US Treasury Securities for the twelve-month period immediately preceding the month prior to the month in which a determination of benefit occurs, such rate as published in Federal Reserve statistical release H.15(519), from the
                         Employee's date of retirement until the date of distribution.

            (b)        Effective January 1, 2003, an Employee may file a deferral election under the Deferral Plan at least one year in advance of the
                         Employee's date of termination of employment to defer the payment of the lump sum determined under subsection (a) above.  In the event a valid deferral election is made under the Deferral Plan, the payment of the lump sum amount that otherwise would have been paid under this Section 5.2 shall be credited to the Deferral Plan as of the date the lump sum amount would have been paid had a valid deferral election not been made.

            (c)        Notwithstanding the foregoing, an Employee who retires under the Program on or after January 1, 2003 but before May 29, 2003 may elect within the 30-day period immediately preceding his date of retirement to have his lump sum payment determined as of his date of retirement using an alternative interest rate.  The alternative interest rate used to determine the Actuarial Equivalent benefit payable in a lump sum shall be the interest rate equal to the 10-Year Treasury Note rate as published in The New York
                         Times in the Key Rate Table under the Credit Market Section, or, if such rate is unavailable, as provided by Telerate, in both cases as of the business day immediately preceding the date payment is made to the Employee.  In the event an Employee elects to have his benefit determined under this paragraph, no interest will be payable from the Employee's date of retirement until the date of distribution.

5.3                   Disability

                         An Employee who becomes disabled and who remains continuously disabled until attaining age 65 shall continue to accrue benefits under the Program as if he continued to be employed by the Company.  Such Employee shall receive an immediate lump sum payment determined under Sections 3.1 and 5.2 of the Program as of the Employee's 65th birthday.

                        Notwithstanding any other provision of the Program to the contrary, when determining Final Average Pay for an Employee who is disabled under the provisions of this Section, Final Average Pay means the sum of:

                        (a)        the average of each of the five highest bonus awards (whether the awards are paid to the Employee, are a Deferral Amount
                                    (as such term is defined in the Deferral Plan) or the Employee has elected to forego a bonus award pursuant to the Estate
                                     Program) during the six most recent calendar years, including the year during which the Employee's disability occurs, (or, if the average of the five highest bonus awards would be greater, the six most recent calendar years prior to the year in which the Employee's disability occurs), but excluding Supplemental Contributions (as such term is defined in the Deferral Plan)
                                     or any amounts paid from the Deferred Compensation Account (as such term is defined in the Deferral Plan) or any other account under the Deferral Plan including, but not limited to, amounts paid consisting of Deferral Amounts and
                                     Supplemental Contributions and their earnings, and any amounts paid by the Company pursuant to the Estate Program,
                                     and

                        (b)        the Employee's annualized base salary in effect as of the date he becomes disabled.

                        An Employee who is no longer disabled under this Section and who returns to the employ of the Company or an affiliated company, shall be entitled to accrue benefits under this Section for the period of his disability.

                        An Employee who is no longer disabled under this Section and who does not return to the employ of the Company or an affiliated company, shall not be entitled to accrue any benefits under this Section for any portion of the period of his disability.

                         For purposes of the Program, an Employee shall be disabled if he is unable to continue to perform the duties of his position due to a physical or mental impairment.

5.4                   Death

                        In the event that an Employee dies prior to retirement, his beneficiary shall receive a lump sum payment determined under Sections
                        3.1 and 5.2 of the Program as of the date of the Employee's death as if the Employee retired on the date of his death; provided that if the Employee's death occurs prior to his attainment of age 55, his benefit shall be reduced by .3% for each month that the benefit commences before the Employee would have reached age 65.  The Employee's beneficiary under the Program shall be the beneficiary under the Ingersoll-Rand Company Employee Savings Plan unless the Employee designates another beneficiary in writing, and such written designation has been received by the Committee prior to the date of death.  An Employee may change the designated beneficiary under the Program at any time by providing such designation in writing to the Committee.  Effective June
                         2, 2004, the Employee's beneficiary(ies) and the percentage(s) of the benefit payable under the Program to such beneficiary(ies)
                         shall be the same as the Employee's beneficiary(ies) and percentage(s) under the Pension Plan.

5.5                    Payment of Benefits

                         Unless the Employee makes a deferral election as described in Section 5.2(b), the benefit under this Program shall be paid as soon as practicable following the Employee's retirement or death.  Effective May 29, 2003, the benefit under the Program shall be paid on the later of (i) the first business day of the sixth month following the Employee's retirement or death, or (ii) the first business day of the calendar year following the Employee's retirement or death.

                         In the event an Employee is disabled in accordance with Section 5.3, his benefit shall be paid on the first day of the month following the date that the Employee attains age 65.

ARTICLE 6

FUNDING

6.1                    Funding

                         Except as provided in Section 8.9 hereof, the Company shall have no obligation to fund the benefit that an Employee earns under the Program.

6.2                    Company Obligation

                        Notwithstanding the provisions of any trust agreement or similar funding vehicle to the contrary, the Company shall remain obligated to pay benefits under the Program.  Nothing in the Program or any trust agreement shall relieve the Company of its liabilities to pay benefits under the Program except to the extent that such liabilities are met by the distribution of trust assets.

ARTICLE 7

CHANGE IN CONTROL

7.1                Contributions to Trust

                    In the event that a Change in Control has occurred, the Company shall be obligated to establish a trust and to contribute to the trust an amount necessary to fund the accrued benefit earned by the Employee under the Program (assuming immediate benefit commencement) as of the last day of the calendar month immediately preceding the date the Board determines that a Change in
                    Control has occurred.  If the Employee shall not have attained age 55, his annual benefit shall be determined on the same basis used to determine his accrued benefit in the case of death as specified in Section 5.4.

7.2               Amendments

                    Following a Change in Control of the Company, any amendment modifying or terminating the Program shall have no force or effect.

ARTICLE 8

MISCELLANEOUS

8.1            Amendment and Termination

                Except as provided in Section 7.2 hereof, the Program may, at any time and from time to time, be amended or terminated without the consent of any Employee or beneficiary, (a) by the Board, or (b) in the case of amendments which do not materially modify the provisions hereof, the Committee or such other committee appointed by the Board; provided, however, that no such amendment or termination shall reduce any benefits accrued under the terms of the Program prior to the date of termination or amendment.

8.2           NoContract of Employment

                The establishment of the Program or any modification hereof shall not give any Employee or other person the right to remain in the service of the Company or any of its subsidiaries, and all Employees and other persons shall remain subject to discharge to the same extent as if the Program had never been adopted.

8.3            Withholding

                The Company shall be entitled to withhold from any payment due under the Program any and all taxes of any nature required by any government to be withheld from such payment.

8.4           Loans

                No loans to Employees shall be permitted under the Program.

8.5          Compensation Committee

               The Program shall be administered by the Committee (or any successor committee) of the Board.  The primary responsibility of the
               Committee is to administer the Program for the exclusive benefit of the Employees and their beneficiaries, subject to the specific terms of the Program.  The Committee shall administer the Program in accordance with its terms to the extent consistent with applicable law, and shall have the power to determine all questions arising in connection with the administration, interpretation, and application of the
               Program.  Any such determination by the Committee shall be conclusive and binding upon all affected parties. Any denial by the
               Committee of a claim for benefits under the Program by an Employee or beneficiary shall be stated in writing by the Committee and delivered or mailed to the Employee or beneficiary.  Such notice shall set forth the specific reasons for the Committee's decision.  In addition, the Committee shall afford a reasonable opportunity to any Employee or beneficiary whose claim for benefits has been denied for a review of the decision denying this claim.

8.6       Entire Agreement; Successors

            The Program, including any subsequently adopted amendments, shall constitute the entire agreement or contract between the Company and any Employee regarding the Program.  There are no covenants, promises, agreements, conditions or understandings, either oral or written, between the Company and any Employee regarding the provisions of the Program, other than those set forth herein.  Effective May 29,
            2003, notwithstanding the previous sentence, to the extent any written agreement between the Company and an Employee modifies the provisions of the Program with respect to the Employee, such agreement shall be deemed to modify the provisions of the Program but only to the extent such agreement is approved by the Committee.  The Program and any amendment hereof shall be binding on the Company and the Employees and their respective heirs, administrators, trustees, successors and assigns, including but not limited to, any successors of the Company by merger, consolidation or otherwise by operation of law, and on all designated beneficiaries of the Employee.

8.7       Severability

            If any provisions of the Program shall, to any extent, be invalid or unenforceable, the remainder of the Program shall not be affected thereby, and each provision of the Program shall be valid and enforceable to the fullest extent permitted by law.

8.8       Governing Law

            The laws of the State of New Jersey shall govern the Program.

8.9       Participant as General Creditor

            Benefits under the Program shall be payable by the Company out of its general funds. The Company shall have the right to establish a reserve or make any investment for the purposes of satisfying its obligations hereunder for payment of benefits at its discretion, provided, however, that no Employee eligible to participate in the Program shall have any interest in such investment or reserve.  To the extent that any person acquires a right to receive benefits under the Program, such rights shall be no greater than the right of any unsecured general creditor of the Company.

8.10     Nonassignability

            To the extent permitted by law, the right of any Employee or any beneficiary in any benefit hereunder shall not be subject to attachment or any other legal process for the debts of such Employee or beneficiary nor shall any such benefit be subject to anticipation, alienation, sale, transfer, assignment or encumbrance.

IN WITNESS WHEREOF, the Company has caused this amendment and restatement to be executed by its duly authorized representative on this 31st day of December, 2004.

                                                                                                                                INGERSOLL-RAND COMPANY

                                                                                                                                By: /s/ Timothy McLevish
                                                                                                                                       Timothy McLevish
                                                                                                                                       Senior Vice President and Chief Financial Officer

APPENDIX A

Unless otherwise specified in another Appendix attached hereto, the sum of the following shall be used for purposes of Section 3.1(b) of the Program:

                (a)                 All employer-paid benefits under any qualified defined benefit plan (as defined in Section 414(j) of the Internal Revenue
                                     Code of 1986, as amended) and associated supplemental plans sponsored by the Company.  For purposes of this
                                     Paragraph (a), the amount of any pension payable under the Clark Equipment Company Retirement Program for Salaried
                                     Employees shall be determined without reduction by the lifetime pension equivalent of the Employee's vested interest in his
                                     PPOA Account (as such term is defined in the I-R/Clark Leveraged Employee Stock Ownership Plan).

                                    For purposes of determining the benefit under Section 3.1 of the Program, the Employee's benefit, if any, under any qualified defined benefit plan and associated supplemental plans described in the previous paragraph, shall be determined as a lump sum at the date of determination.

                (b)               The Social Security Primary Insurance Amount (as defined below) estimated at age 65, multiplied by a fraction, the numerator of which is his Years of Service (up to a maximum of 35 Years of Service), and the denominator of which is 35.

                                    For purposes of the Program, "Social Security Primary Insurance Amount" means the amount of the Employee's annual primary old age insurance determined under the Social Security Act in effect at the date of determination and payable in accordance with (i) or (ii) below.

                                                (i)    For benefits determined on or after age 65, payable for the year following his date of retirement or death.

                                                (ii)    For benefits determined before the Employee attains age 65, payable for the year following his retirement or death (or which would be payable when he first would have become eligible if he were then unemployed), assuming he will not receive after retirement (or death) any income that would be treated as wages for purposes of the Social Security Act.

                                For purposes of determining the Social Security Benefit under paragraphs (i) and (ii) above, an Employee's covered earnings under said Act for each calendar year preceding the Employee's first full calendar year of employment shall be determined by multiplying his covered earnings subsequent to the year being determined by the ratio of the average per worker total wages as reported by the Social Security Administration for the calendar year being determined to such average for the calendar year subsequent to the year being determined.

                                The "Social Security Primary Insurance Amount" determined above shall be converted to a lump sum using the factor determined under Section 3.1(a)(iv).

                    (c)        An Employee's accrued benefit under any qualified defined benefit pension plan (as defined in Section 414(j) of the Internal
                                Revenue Code of 1986, as amended) and any nonqualified pension plan with respect to any business that was acquired by the
                                Company ("Acquired Business"), (each such pension plan shall be referred to in this Paragraph (c) as a "Former Plan"), shall be used for purposes of Section 3.1(b) of the Program if the Employee:

                                        (i)    was an employee of the Acquired Business on the date it was acquired by the Company,

                                        (ii)    became an employee of the Company as a result of the acquisition of the Acquired Business, and

                                        (iii)    was granted vesting service under any qualified defined benefit pension plan (as defined in Section 414(j) of the
                                                 Internal Revenue Code of 1986, as amended) sponsored by the Company, any domestic entity in which the
                                                 Company owns (directly or indirectly) a 50% or more interest, and any other entity designated by the Company for service performed while an employee of the Acquired Business.

                                 The Employee's accrued benefit under the Former Plan shall be determined as a life annuity payable as of the date of determination, using the Former Plan's early retirement factors, if applicable, and converted to a lump sum using the factor determined under Section 3.1(a)(iv).

                                 Notwithstanding anything to the contrary in this Paragraph (c), if the Committee determines that the accrued benefit under a
                                 Former Plan cannot reasonably be calculated due to lack of information about the Former Plan or otherwise, the provisions of this Paragraph (c) shall not apply with respect to such Former Plan.